Federated International Strategic Value Dividend Fund

A Portfolio of Federated Equity Funds

CLASS A SHARES (TICKER IVFAX)
CLASS C SHARES (TICKER IVFCX)
INSTITUTIONAL SHARES (TICKER IVFIX)

SUPPLEMENT TO PROSPECTUSES DATED jANUARY 31, 2011

1. Under the heading entitled, “What are the Principal Securities in Which the Fund Invests?,” please add the following directly after “Foreign Exchange Contracts.”

“ADRs and Domestically Traded Securities of Foreign Issuers (A Type of Foreign Equity Security)

ADRs, which are traded in U.S. markets, represent interests in underlying securities issued by a foreign company and not traded in the United States. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The Fund may also invest in securities issued directly by foreign companies and traded in U.S. dollars in U.S. markets.”

2. Under the heading entitled, “What are the Specific Risks of Investing in the Fund?,” please add the following directly after “Leverage Risks.”

“Risk of Investing in ADRs and Domestically Traded Securities of Foreign Issuers

Because the Fund may invest in ADRs and other domestically traded securities of foreign companies, the Fund's Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.”

October 18, 2011

Federated International Strategic Value Dividend Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Q450959 (10/11)